Exhibit 10.10

FIRST AMENDMENT TO PHANTOM UNITS GRANT

FIRST AMENDMENT TO PHANTOM UNITS GRANT (this “First Amendment”), dated as of April 1, 2013, by and between EMPLOYEE and AGS Holdings, LLC, Delaware limited liability company with a place of business located at 6680 Amelia Earhart Court, Las Vegas, NV 89119 (“AGS”).

RECIIALS:

WHEREAS, AGS previously granted certain Phantom Units to EMPLOYEE; and

WHEREAS, AGS and EMPLOYEE wish to amend the Phantom Units Grant on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Phantom Units Grant – Strike Price Amendment

(a) Your “Strike Price Value” is $90,000,000 until January 1, 2014, at which time it shall increase to $115,000,000. The Strike Price Value shall be adjusted from time to time as follows: (i) the Strike Price Value shall be increased by any additional capital contributions made on the Outstanding AGS Units by the holders thereof after January 1, 2014 and (ii) the Strike Price Value shall be reduced by any distributions or redemption payments made on the Outstanding AGS Units (other than tax distributions as determined by the Board) prior to a Change in Control.

(b) This First Amendment is limited as specified and shall not constitute a modification or waiver of any other provision of the Phantom Units Grant or the Plan.

2. Counterparts: Facsimile. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. This First Amendment may be executed via facsimile or other electronic transmissions.

IN WITNESS WHEREOF, each of the undersigned parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

AGS, LLC		EMPLOYEE
SIGNED:	/s/ ROBERT MIODUNSKI	SIGNED:	/s/ ROBERT MIODUNSKI
ROBERT MIODUNSKI		PRINTED NAME: ROBERT MIODUNSKI
CEO

ALPINE AGS, LLC FOR AGS HOLDINGS, LLC

By:	/s/ Graham Weaver
Graham Weaver An Authorized Signatory